UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code (414) 765-5384

Date of fiscal year end: February 28, 2011

Date of reporting period: February 28, 2011

Item 1. Reports to Stockholders.

Annual Report

February 28, 2011

Snow Capital All Cap Value Fund

Class A Shares (SNVAX)

Class C Shares (SNVCX)

Institutional Class Shares (SNVIX)

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

To Our Shareholders,

Navigating the financial markets has never been a simple endeavor, but the last two years have presented unusual challenges and complexities for investors. At Snow Capital, we believe that the key to long term investment success even in the most unpredictable environments lies in the implementation of a proven and replicable investment process. Such a process should turn market volatility into investment success.

It is our opinion that financial markets are inefficient and that financial assets are mispriced on a daily basis. Our job is to find the assets we believe are the most mispriced on a risk adjusted basis and create a portfolio of such assets.

A fundamental tenet of our investment process is an assumption that investors will overreact. When confronted by the prospect of a potential investment loss caused by natural calamity, political turmoil or the more regularly occurring corporate mismanagement, investors tend to sell indiscriminately. Likewise, in the euphoria of watching an investment gain, the average investor typically buys just as indiscriminately and usually holds on too long. Such swings occur with regularity and play out over randomly dispersed time horizons. We attempt to buy in the midst of investor despair and sell as the euphoria builds.

Recent world events including the flash crash in April of 2009, the Federal Reserve’s quantitative easing program, the Middle East uprisings, Japan’s tragic earthquake and tsunami, the subsequent nuclear event, and the most recent United Nations intervention in Libya, have only lengthened the period of investor unease that has plagued markets since the dawn of the financial crisis in late 2008. In the chaos of daily world and corporate events there inevitably lies opportunity. Periods of market appreciation are usually born amid investor despair and intensify despite persistent skepticism; we have witnessed this phenomenon since the market’s nadir in March of 2009.

Mutual fund investors steadily withdrew money from US domestic stock funds between late 2008 and the final months of 2010. Only recently have net mutual fund inflows moved from fixed income and non US stock funds back to US stock funds, albeit on a sporadic and limited basis. The US stock market has climbed this proverbial “wall of worry” just as it has in most prior periods. The recent turn in investor behavior is typically a sign that the markets are approaching “fair value.” It is possible and perhaps likely that the markets will overshoot our assessment of “fair value” on the way to being over valued at some future date. This cyclical process occurs with regularity for the markets and our individual investments. Even the crises of the past year mentioned above seem to have only slowed the markets rise. We likely have quite some time before this bull cycle is complete.

At all times there is a risk of “black swans,” or unexpected events, occurring in the market. As investors, we are charged with including such risk in our daily assessment of long-term value. For Snow Capital, an asset’s value is based on assessment of a “normal” stream of earnings.

“Normal” is a moving point in time, but it is marked by its occurrence at the middle of the typical cycle from despair to euphoria for a particular company. Such a mid-point can occur within both growing and declining economic cycles. As fundamental stock pickers we seek to buy when a company’s earnings are depressed and valuations are at a cyclical low. At all times, we search for a catalyst to change both earnings and equally as important the market’s valuation of those earnings. In growing economic cycles catalysts tend to occur more frequently and over shorter time horizons. A rising tide can lift all ships. Conversely, in a declining economic environment, catalysts are less frequent and occur over longer time horizons. Fortunately we seem to be in a growing economic cycle at this time.

In the current economic upswing we have seen in one investment an immediate catalyst in the form of a corporate takeover, and in another, a corporate restructuring years after our first investment. We highlight these two recent events to paint a picture that the time horizon over which we realize value can be difficult to predict accurately. Our process is disciplined and diligent to account for risks, and focused on the long-term to account for the uncertain time horizons over which value is typically realized.

Snow Capital provides three mutual funds that provide an investor the opportunity to leverage Snow Capital’s value investing process, our resources as an institutional investor, and our professional investment discipline. All of our funds utilize the same process that was developed by Richard Snow and implemented by our team of experienced and talented investment professionals. Your financial professional can help you determine which funds are best suited to you.

Thank you for choosing the Snow Capital family of mutual funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the 12-month period ended February 28, 2011, the Snow Capital Opportunity Fund Institutional Class shares recorded a return of 19.58% compared to a return of 22.57% for the S&P 500 Index and a 22.16% increase in the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a core portfolio of between 30 and 40 U.S. listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. An actively traded equity options strategy is employed with the goals of increasing potential returns and decreasing volatility. The fund may attempt to hedge market exposure through the purchase and/or sale of options, exchange-traded funds, or other securities.

Top Positive Contributors to the Fund’s Return

In the 12 months ended February 28, 2011, the portfolio’s exposure to companies in the Energy sector provided meaningful upside to performance. Economic recovery in developed nations as well as continued growth from emerging markets drove higher commodity prices, which in turn contributed to rising profits at many energy companies. Marathon Energy (MRO), Patterson-UTI (PTEN) and ConocoPhillips (COP) were three beneficiaries of this trend and were among the top contributors to the fund’s performance during the year.

Economic recovery also played a role in the positive performance of General Electric (GE) and Teradyne (TER). GE benefitted from a return to earnings growth after several years of disappointing results. TER is in the early stages of an earnings recovery, but appears to have reached an inflection point in investor sentiment.

Top Detractors from the Fund’s Return

Our largest detractors of the year were not as easily categorized into a single macroeconomic theme. In order of magnitude, the worst performer of 2010 was Omnicare (OCR), a provider of geriatric pharmaceutical services, whose stock declined after a sudden and thesis-altering management change. Transocean (RIG) underperformed due to the company’s ownership of the deep water oil rig associated with the Gulf disaster. Another detractor, Bank of America (BAC) suffered through much of the year due to issues with mortgage putbacks, and continued concerns over capitalization and the outlook for financial institutions in general. The Fund’s investment in the ProShares Ultrashort 20+ Year Treasury exchange-traded fund (TBT) was expected to benefit from rising interest rates, but this thesis did not develop in 2010. Finally, Nokia (NOK), the Finnish cell phone manufacturer, was plagued through much of 2010 by its delayed product launch into the smartphone category. RIG and OCR were sold from the portfolio during the course of the year as we believed better opportunities could be found elsewhere. We continue to maintain our investments in BAC, NOK and TBT.

Were there significant changes to the portfolio?

Compared to the Russell 3000 Value Index, the Fund holds an above-average weight in the Financials, Health Care, Consumer Discretionary and Information Technology sectors. During 2010, we reduced our exposure to Financials, Health Care and Consumer Discretionary and increased our investments in Information Technology. Throughout the year, the Fund has remained underweight to the Consumer Staples, Industrials, Energy, Telecommunications and Utilities sectors.

As of the end of February, the portfolio held 41 core positions and was approximately 86% net long. Purchased puts on the S&P 500 Index serve as a hedge to our long equity portfolio. We are holding cash as a component of our options strategies (e.g., written puts and long call options) and to take advantage of any opportunities the market volatility may provide.

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase (JPM)

A banking powerhouse and one of the premier lenders on Wall Street. JPMorgan provides global financial services and retail banking.

Bank of America Corp. (BAC)

A beneficiary of economic recovery and ongoing structural changes in the U.S. financial industry. Bank of America offers banking, investing, asset management, and other financial and risk-management products and services.

General Electric (GE)

A prominent American corporation with an attractive set of diversified businesses. General Electric offers products and services ranging from aircraft engines, power generation, and water processing technology to medical imaging, business and consumer financing, media content and industrial products.

Wells Fargo & Company (WFC)

A premier financial institution, a beneficiary of economic recovery and ongoing structural changes in the U.S. financial industry. Wells Fargo is a diversified financial services company providing banking, insurance, investments, mortgage, leasing, credit cards, and consumer finance.

Alcoa Inc. (AA)

An opportunity for strong free cash flow generation tied to the global economic recovery. Alcoa produces primary aluminum, fabricated aluminum and alumina and participates in mining, refining, smelting, fabricating and recycling.

Snow Capital All Cap Value Fund

How did the Fund perform?

For the three-month period ended February 28, 2011, the Snow Capital All Cap Value Fund Institutional Class shares recorded a return of 18.65% compared to a return of 14.36% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital All Cap Value Fund typically maintains a portfolio of between 35 and 40 U.S. listed equities. Position sizes are generally equally-weighted across the portfolio. The Fund draws investments from all market capitalizations.

Comments on the market environment during the period

The Fund was launched on November 30, 2010. During the three-month period since inception, the market experienced a strong rebound. It is difficult to point to one event that drove the market’s ascent, but with much of the political uncertainty and regulatory reform apparently behind us, investors have been able to focus on the prospect of a sustainable economic recovery. In our view, the most significant and persistent indicator of economic strength this year has been corporate earnings and balance sheets. Throughout most of 2010, companies reported record earnings despite general economic malaise. We believe rising demand in 2011 could support continued earnings momentum, eventually leading to increased hiring and sustained economic growth.

Top Positive Contributors to the Fund’s Return

In the three months since the inception of the Fund, performance has benefitted from investments in the Energy sector. The rising price of commodities such as oil and natural gas bodes well for top performers Marathon Oil (MRO), Valero (VLO) and Chesapeake Energy (CHK). The Fund’s investment in RehabCare (RHB) increased meaningfully after the company announced its proposed acquisition by Kindred Healthcare (KND). Finally, industrial manufacturer Terex (TEX) outperformed as investors became bullish about the global recovery in commercial construction.

Top Detractors from the Fund’s Return

Several of the Fund’s investments did not keep up with the market rally in the three months ended February 28, 2011. Despite strong results and positive outlooks, Macy’s (M) and Safeway (SWY) declined during the period. Nokia (NOK) and Cisco (CSCO)

underperformed after both companies provided disappointing earnings results. Finally, Amgen (AMGN) shares declined as investors remain concerned about the company’s lackluster sales in several key products.

Were there significant changes to the portfolio?

As of February 28, 2011, the Fund held an overweight to Health Care, Energy, Financials, Industrials, Materials and Consumer Discretionary sectors compared to the Russell 3000 Value Index. The Fund held below average positions in the Consumer Staples, Information Technology, Telecommunications, and Utilities sectors.

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase (JPM)

A banking powerhouse and one of the premier lenders on Wall Street. JPMorgan provides global financial services and retail banking.

Chesapeake Energy Corp. (CHK)

A significant player in the U.S. natural gas industry. Chesapeake Energy’s operations are focused on discovering, developing and acquiring natural gas reserves on shore in the U.S.

Valero Energy Corp. (VLO)

The largest U.S. refiner with leverage to a domestic economic recovery. Valero is an independent petroleum refining and marketing company that owns and operates refineries in the U.S., Canada and Aruba.

LifePoint Hospitals Inc. (LPNT)

An excellent hospital operator who should benefit from industry consolidation and increased access to health insurance. LifePoint’s hospital facilities are primarily located in non-urban areas where its hospital is the only one in the community.

Patterson-UTI Energy (PTEN)

A large U.S. land driller that stands to benefit from elevated drilling activity. Patterson-UTI provides land-based drilling services to major and independent oil and natural gas companies.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the three-month period ended February 28, 2011, the Snow Capital Small Cap Value Fund Institutional Class shares recorded a return of 22.55% compared to a return of 13.87% for the Russell 2000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of between 30 and 50 U.S. listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws investments from companies with market capitalizations below $3 billion.

Comments on the market environment during the period

The Fund was launched on November 30, 2010. During the three-month period since inception, the market experienced a strong rebound. It is difficult to point to one event that drove the market’s ascent, but with much of the political uncertainty and regulatory reform apparently behind us, investors have been able to focus on the prospect of a sustainable economic recovery. In our view, the most significant and persistent indicator of economic strength this year has been strong corporate earnings and improved balance sheets. Throughout most of 2010, companies reported record earnings despite general economic malaise. We believe rising demand in 2011 could support continued earnings momentum, eventually leading to increased hiring and sustained economic growth.

Top Positive Contributors to the Fund’s Return

The Fund’s performance benefitted from two announced mergers during the three months ended February 28, 2011: RehabCare (RHB) announced its proposed acquisition by Kindred Healthcare (KND), and Frontier Oil (FTO) said they plan to merge with Holly Corp. (HOC) in an all-stock deal. Industrial manufacturers Terex (TEX) and Manitowoc (MTW) outperformed as investors became bullish about the global recovery in commercial construction. Finally, Silicon Graphics (SGI) outperformed after management unexpectedly increased earnings guidance for 2011.

Top Detractors from the Fund’s Return

Shares of BEBE Stores (BEBE) declined as investors became concerned about the outlook for the company. Tessera (TSRA) and Momenta (MNTA) underperformed after both companies provided disappointing earnings results. Echelon (ELON) declined after management provided lower than anticipated earnings guidance. Despite strong results and a positive outlook, OM Group (OMG) underperformed during the period.

Were there significant changes to the portfolio?

As of February 28, 2011, the Fund held an overweight to the Health Care, Information Technology and Consumer Discretionary sectors compared to the Russell 2000 Value Index. The Fund held below average positions in the Consumer Staples, Energy. Financials, Industrials and Materials sectors.

Comments on the Fund’s Five Largest Holdings

Bancorpsouth, Inc. (BXS)

A regional banking survivor that could benefit from improving credit and gains in market share. Bancorpsouth operates in the southern U.S. and offers retail banking, investment services, lending, and insurance.

TCF Financial Corp. (TCB)

A high quality regional bank trading at an attractive valuation. TCF offers retail and commercial banking services in the Midwest and Southwest.

LifePoint Hospitals Inc. (LPNT)

An excellent hospital operator who should benefit from industry consolidation and increased access to health insurance. LifePoint’s hospital facilities are primarily located in non-urban areas where its hospital is the only one in the community.

Ducommon Inc. (DCO)

A likely beneficiary of a recovery in the commercial aerospace industry. Ducommon manufactures components and assemblies principally for commercial and military aircraft and space programs.

Health Net, Inc. (HNT)

Greater clarity on legislative reform and increasing employment could drive a higher valuation. Health Net offers managed health care benefits and products.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods.

Investments in debt securities typically decrease in value when interest rates rise.

This risk is usually greater for longer-term debt securities. The Snow Capital Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. This investment may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation. The Russell 2000 Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation. You cannot invest directly in an index.

Free cash flow is calculated as operating cash flow minus capital expenditures.

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC.

Snow Capital Family of Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/10 - 2/28/11) for the Opportunity Fund and (11/30/10 - 2/28/11) for the All Cap Value Fund and Small Cap Value Fund.

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expense Examples (Unaudited)

	Beginning Account Value 9/1/2010	Ending Account Value 2/28/2011	Expenses Paid During Period 9/1/10 - 2/28/11	Annualized Expense Ratio
Based on Actual Fund Returns
Opportunity Fund*
Institutional Class	$1,000.00	$1,343.10	$7.78	1.34%
Class A	1,000.00	1,340.50	9.23	1.59
Class C	1,000.00	1,335.80	13.55	2.34

	Beginning Account Value 11/30/2010	Ending Account Value 2/28/2011	Expenses Paid During Period 11/30/10 - 2/28/11	Annualized Expense Ratio
Based on Actual Fund Returns
All Cap Value Fund**
Institutional Class	1,000.00	1,186.50	3.68	1.35
Class A	1,000.00	1,186.00	4.36	1.60
Class C	1,000.00	1,183.50	6.40	2.35
Small Cap Value Fund**
Institutional Class	1,000.00	1,225.50	4.85	1.75
Class A	1,000.00	1,225.00	5.55	2.00
Class C	1,000.00	1,223.00	7.62	2.75

*	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the most recent 12-month period (365).

**	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent period (91), then divided by the number of days in the most recent 12-month period (365).

	Beginning Account Value 9/1/2010	Ending Account Value 2/28/2011	Expenses Paid During Period 9/1/10 - 2/28/11	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
Opportunity Fund*
Institutional Class	$1,000.00	$1,018.15	$6.71	1.34%
Class A	1,000.00	1,016.91	7.95	1.59
Class C	1,000.00	1,013.19	11.68	2.34

	Beginning Account Value 11/30/2010	Ending Account Value 2/28/2011	Expenses Paid During Period 11/30/10 - 2/28/11	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
All Cap Value Fund**
Institutional Class	1,000.00	1,009.10	3.38	1.35
Class A	1,000.00	1,008.48	4.01	1.60
Class C	1,000.00	1,006.61	5.88	2.35
Small Cap Value Fund**
Institutional Class	1,000.00	1,008.10	4.38	1.75
Class A	1,000.00	1,007.48	5.00	2.00
Class C	1,000.00	1,005.61	6.88	2.75

*	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the most recent 12-month period (365).
**	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent period (91), then divided by the number of days in the most recent 12-month period (365).

Snow Capital All Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities. The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2011 is shown below.

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets in equity securities of companies with small market capitalizations (“small cap companies”). The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2011 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in domestic equity securities, including both common and preferred stocks, convertible securities and shares of other investment companies and ETFs. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2011 is shown below.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 28, 2011(1)

	One Year	Three Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	13.02%	3.91%	2.36%
Class A (without sales charge)	19.25%	5.80%	3.51%
Class C (with sales charge)	17.43%	4.98%	2.74%
Class C (without sales charge)	18.43%	4.98%	2.74%
Institutional Class	19.58%	6.06%	3.75%
S&P 500 Index	22.57%	2.19%	2.42%

Cumulative Returns as of February 28, 2011(1)

	One Month	Three Months	Since Inception (11/30/10)
All Cap Value Fund
Class A (with sales charge)	-0.17%	12.36%	12.36%
Class A (without sales charge)	5.38%	18.60%	18.60%
Class C (with sales charge)	4.29%	17.35%	17.35%
Class C (without sales charge)	5.29%	18.35%	18.35%
Institutional Class	5.37%	18.65%	18.65%
Russell 3000 Value Index	3.80%	14.36%	14.36%
S&P 500 Index	3.43%	12.95%	12.95%

Small Cap Value Fund
Class A (with sales charge)	5.42%	16.06%	16.06%
Class A (without sales charge)	11.26%	22.50%	22.50%
Class C (with sales charge)	10.23%	21.30%	21.30%
Class C (without sales charge)	11.23%	22.30%	22.30%
Institutional Class	11.26%	22.55%	22.55%
Russell 2000 Value Index	5.08%	13.87%	13.87%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graph assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad-based securities index on the Funds’ inception date. The graphs do not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects a 1.00% contingent deferred sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects a 1.00% contingent deferred sales charge.

Snow Capital All Cap Value Fund

Schedule of Investments

February 28, 2011

	Shares	Value
COMMON STOCKS - 92.14%
Aerospace & Defense - 2.67%
Boeing Co.	565	$40,686

Biotechnology - 2.39%
Amgen, Inc.(a)	710	36,444

Capital Markets - 2.37%
Bank Of New York Mellon Corp.	1,190	36,164

Commercial Banks - 9.69%
BancorpSouth, Inc.	2,010	32,039
PNC Financial Services Group, Inc.	615	37,946
TCF Financial Corp.	2,475	40,169
Wells Fargo & Co.	1,165	37,583

		147,737

Commercial Services & Supplies - 2.36%
Avery Dennison Corp.	900	35,928

Communications Equipment - 1.36%
Nokia OYJ - ADR	2,395	20,669

Diversified Financial Services - 3.61%
JP Morgan Chase & Co.	1,180	55,094

Energy Equipment & Services - 2.96%
Patterson-UTI Energy, Inc.	1,650	45,111

Food & Staples Retailing - 2.07%
Safeway, Inc.	1,445	31,530

Food Products - 2.90%
Archer-Daniels-Midland Co.	1,190	44,244

Health Care Equipment & Supplies - 2.74%
Medtronic, Inc.	1,045	41,716

Health Care Providers & Services - 9.32%
Community Health Systems, Inc.(a)	405	16,552
Health Net, Inc.(a)	1,400	41,188

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund

Schedule of Investments (Continued)

February 28, 2011

	Shares	Value
LifePoint Hospitals, Inc.(a)	1,170	$45,607
UnitedHealth Group, Inc.	910	38,748

		142,095

Industrial Conglomerates - 2.78%
General Electric Co.	2,025	42,363

Insurance - 9.40%
Allstate Corp.	1,185	37,659
Hartford Financial Services Group, Inc.	920	27,232
MetLife, Inc.	815	38,599
Prudential Financial, Inc.	605	39,827

		143,317

Machinery - 2.76%
Terex Corp.(a)	1,245	42,019

Metals & Mining - 2.69%
Alcoa, Inc.	2,435	41,030

Multiline Retail - 2.56%
Macy’s, Inc.	1,635	39,077

Oil, Gas & Consumable Fuels - 12.00%
Chesapeake Energy Corp.	1,395	49,676
ConocoPhillips	535	41,660
Marathon Oil Corp.	905	44,888
Valero Energy Corp.	1,660	46,779

		183,003

Paper & Forest Products - 1.88%
International Paper Co.	1,030	28,613

Pharmaceuticals - 2.57%
Pfizer, Inc.	2,040	39,250

Semiconductors & Semiconductor Equipment - 2.56%
Texas Instruments, Inc.	1,095	38,993

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund

Schedule of Investments (Continued)

February 28, 2011

	Shares	Value
Specialty Retail - 6.03%
The Gap, Inc.	1,965	$44,271
Lowe’s Companies, Inc.	950	24,861
Talbots, Inc.(a)	3,650	22,813

		91,945

Textiles, Apparel & Luxury Goods - 2.47%
True Religion Apparel, Inc.(a)	1,585	37,675

TOTAL COMMON STOCKS (Cost $1,219,468)		1,404,703

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 6.00%
Money Market Funds - 6.00%
Fidelity Institutional Government Portfolio	$91,483	$91,483

TOTAL SHORT-TERM INVESTMENTS (Cost $91,483)		91,483

Total Investments (Cost $1,310,951) - 98.14%		1,496,186
Other Assets in Excess of Liabilities - 1.86%		28,417

TOTAL NET ASSETS - 100.00%		$1,524,603

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments

February 28, 2011

	Shares	Value
COMMON STOCKS - 93.83%
Aerospace & Defense - 3.06%
Ducommun, Inc.	6,335	$141,714

Biotechnology - 1.81%
Momenta Pharmaceuticals, Inc.(a)	6,045	83,905

Capital Markets - 1.80%
Cowen Group, Inc.(a)	19,505	83,481

Chemicals - 1.56%
OM Group, Inc.(a)	2,050	72,139

Commercial Banks - 13.76%
1st United Bancorp, Inc.(a)	7,435	47,733
BancorpSouth, Inc.	10,305	164,262
First Commonwealth Financial Corp.	12,505	81,908
TCF Financial Corp.	9,860	160,028
Umpqua Holdings Corp.	9,065	103,703
United Bankshares, Inc.	2,780	79,619

		637,253

Communications Equipment - 0.94%
Brocade Communications Systems, Inc.(a)	6,830	43,507

Computers & Peripherals - 1.87%
Silicon Graphics International Corp.(a)	5,595	86,778

Electrical Equipment - 2.14%
Powell Industries, Inc.(a)	2,650	99,084

Electronic Equipment, Instruments & Components - 5.92%
Echelon Corp.(a)	7,920	69,379
Electro Scientific Industries, Inc.(a)	7,535	114,834
Spectrum Control, Inc.(a)	6,415	89,874

		274,087

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2011

	Shares	Value
Energy Equipment & Services - 4.79%
ION Geophysical Corp.(a)	8,045	$103,137
Patterson-UTI Energy, Inc.	4,335	118,519

		221,656

Food Products - 1.78%
Dean Foods Co.(a)	7,790	82,262

Health Care Equipment & Supplies - 2.66%
SurModics, Inc.(a)	9,430	122,967

Health Care Providers & Services - 10.85%
AMERIGROUP Corp.(a)	755	43,299
Genoptix, Inc.(a)	1,855	46,356
Health Management Associates, Inc.(a)	11,810	118,100
Health Net, Inc.(a)	4,630	136,215
LifePoint Hospitals, Inc.(a)	4,060	158,259

		502,229

Hotels, Restaurants & Leisure - 1.78%
Brinker International, Inc.	3,495	82,622

Insurance - 8.37%
Aspen Insurance Holdings Ltd.	3,070	90,718
Endurance Specialty Holdings Ltd.	2,045	101,412
Kansas City Life Insurance Co.	2,980	101,737
National Western Life Insurance Co.	535	93,561

		387,428

IT Services - 2.58%
CSG Systems International, Inc.(a)	6,110	119,450

Machinery - 6.58%
Barnes Group, Inc.	6,000	127,680
Manitowoc Company, Inc.	4,575	90,631
Terex Corp.(a)	2,560	86,400

		304,711

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2011

	Shares	Value
Metals & Mining - 2.36%
RTI International Metals, Inc.(a)	3,825	$109,013

Office Electronics - 1.83%
Zebra Technologies Corp.(a)	2,275	84,903

Oil, Gas & Consumable Fuels - 2.72%
Alon USA Energy, Inc.	4,450	49,306
Frontier Oil Corp.(a)	2,740	76,446

		125,752

Semiconductors & Semiconductor Equipment - 2.52%
Tessera Technologies, Inc.(a)	6,700	116,647

Specialty Retail - 9.25%
Bebe Stores, Inc.	12,710	74,989
Chico’s FAS, Inc.	6,010	82,577
Men’s Wearhouse, Inc.	2,735	73,024
Talbots, Inc.(a)	19,775	123,594
Wet Seal, Inc.(a)	18,705	74,259

		428,443

Textiles, Apparel & Luxury Goods - 2.90%
True Religion Apparel, Inc.(a)	5,650	134,301

TOTAL COMMON STOCKS (Cost $3,995,295)		4,344,332

REAL ESTATE INVESTMENT TRUSTS - 2.77%
Duke Realty Corp.	4,645	65,355
Highwoods Properties, Inc.	1,855	62,940

		128,295

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $112,054)		128,295

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2011

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 2.82%
Money Market Funds - 2.82%
Fidelity Institutional Government Portfolio	$130,435	$130,435

TOTAL SHORT-TERM INVESTMENTS (Cost $130,435)		130,435

Total Investments (Cost $4,237,784) - 99.42%		4,603,062
Other Assets in Excess of Liabilities - 0.58%		26,687

TOTAL NET ASSETS - 100.00%		$4,629,749

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments

February 28, 2011

	Shares	Value
COMMON STOCKS - 85.76%
Biotechnology - 2.02%
Amgen, Inc.(a)	118,000	$6,056,940

Capital Markets - 2.83%
Bank of New York Mellon Corp.	280,000	8,509,200

Commercial Banks - 5.53%
Synovus Financial Corp.	1,627,500	4,150,125
Wells Fargo & Co.	386,000	12,452,360

		16,602,485

Commercial Services & Supplies - 0.69%
Avery Dennison Corp.	51,600	2,059,872

Communications Equipment - 1.53%
Cisco Systems, Inc.(a)	62,000	1,150,720
Nokia OYJ - ADR	399,600	3,448,548

		4,599,268

Diversified Financial Services - 9.43%
Bank of America Corp.	942,815	13,472,826
JP Morgan Chase & Co.(b)	317,490	14,823,608

		28,296,434

Energy Equipment & Services - 4.18%
Noble Corporation Baar	120,501	5,387,600
Patterson-UTI Energy, Inc.	261,360	7,145,582

		12,533,182

Food & Staples Retailing - 2.10%
Safeway, Inc.	289,000	6,305,980

Health Care Equipment & Supplies - 1.99%
Medtronic, Inc.	150,000	5,988,000

Health Care Providers & Services - 3.80%
Community Health Systems, Inc.(a)	87,165	3,562,433
Health Net Inc.(a)	88,540	2,604,847

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2011

	Shares	Value
LifePoint Hospitals, Inc.(a)	111,000	$4,326,780
RehabCare Group, Inc.(a)	24,600	913,890

		11,407,950

Industrial Conglomerates - 4.41%
General Electric Co.(b)	632,880	13,239,850

Insurance - 14.22%
Allstate Corp.	252,054	8,010,276
Genworth Financial, Inc.(a)	445,500	5,893,965
Hartford Financial Services Group, Inc.	316,800	9,377,280
MetLife, Inc.	201,000	9,519,360
XL Group PLC(b)	423,500	9,888,725

		42,689,606

Machinery - 1.41%
Barnes Group, Inc.	50,000	1,064,000
Ingersoll-Rand PLC	70,000	3,171,000

		4,235,000

Metals & Mining - 3.87%
Alcoa, Inc.	688,720	11,604,932

Multiline Retail - 3.19%
Macy’s, Inc.	400,000	9,560,000

Oil, Gas & Consumable Fuels - 6.52%
ConocoPhillips	85,080	6,625,180
Marathon Oil Corp.	215,500	10,688,800
Valero Energy Corp.	80,000	2,254,400

		19,568,380

Pharmaceuticals - 3.74%
Pfizer, Inc.	582,810	11,213,264

Semiconductors & Semiconductor Equipment - 6.80%
Applied Materials, Inc.	376,000	6,177,680

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2011

	Shares	Value
Teradyne, Inc.(a)	438,400	$8,167,392
Texas Instruments, Inc.	170,000	6,053,700

		20,398,772

Software - 2.13%
Microsoft Corp.	240,000	6,379,200

Specialty Retail - 5.37%
The Gap, Inc.	201,290	4,535,064
Lowe’s Companies, Inc.	195,000	5,103,150
Men’s Wearhouse, Inc.	123,900	3,308,130
Office Depot, Inc.(a)	595,000	3,159,450

		16,105,794

TOTAL COMMON STOCKS (Cost $218,666,454)		257,354,109

EXCHANGE-TRADED FUNDS - 1.69%
ProShares UltraShort 20+ Year Treasury Fund(a)	134,700	5,068,761

TOTAL EXCHANGE-TRADED FUNDS (Cost $6,435,160)		5,068,761

REAL ESTATE INVESTMENT TRUSTS - 1.20%
Annaly Capital Management, Inc.	200,000	3,586,000

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,475,520)		3,586,000

	Contracts	Value
PURCHASED OPTIONS - 0.85%
Call Options - 0.80%
Abbott Laboratories
Expiration: January, 2012, Exercise Price: $45.000	1,026	466,830
Expiration: January, 2012, Exercise Price: $47.500	1,001	310,310
Allstate Corp.
Expiration: January, 2012, Exercise Price: $30.000	200	72,000
Expiration: January, 2012, Exercise Price: $35.000	200	26,200

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2011

	Contracts	Value
Brocade Communications Systems, Inc.
Expiration: January, 2012, Exercise Price: $5.000	1,250	$230,000
Expiration: January, 2012, Exercise Price: $7.500	1,225	80,850
Cisco Systems, Inc.
Expiration: January, 2012, Exercise Price: $22.500	600	41,400
General Electric Co.
Expiration: January, 2012, Exercise Price: $17.500	1,200	498,000
Ingersoll-Rand PLC
Expiration: January, 2012, Exercise Price: $45.000	209	104,500
Office Depot, Inc.
Expiration: January, 2012, Exercise Price: $7.500	33	1,568
Pfizer, Inc.
Expiration: January, 2012, Exercise Price: $17.500	502	125,500
Pfizer, Inc.
Expiration: January, 2012, Exercise Price: $15.000	982	441,900
Synovus Financial Corp.
Expiration: January, 2012, Exercise Price: $3.000	500	21,250

Total Call Options		2,420,308

Put Options - 0.05%
SPDR S&P 500 ETF Trust
Expiration: January, 2012, Exercise Price: $125.000	200	145,000

Total Put Options		145,000

TOTAL PURCHASED OPTIONS (Cost $1,912,066)		2,565,308

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2011

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 11.58%
Money Market Funds - 11.58%
Fidelity Institutional Government Portfolio	$34,753,147	$34,753,147

TOTAL SHORT-TERM INVESTMENTS (Cost $34,753,147)		34,753,147

Total Investments (Cost $265,242,347) - 101.08%		303,327,325
Liabilities in Excess of Other Assets - (1.08)%		(3,234,134)

TOTAL NET ASSETS - 100.00%		$300,093,191

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	A portion of this security is pledged as collateral for options written.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written

February 28, 2011

	Contracts	Value
CALL OPTIONS
Alcoa, Inc.
Expiration: April, 2011, Exercise Price: $17.00	400	$28,000
Expiration: April, 2011, Exercise Price: $18.00	400	13,200
Expiration: July, 2011, Exercise Price: $18.00	600	52,800
Allstate Corp.
Expiration: March, 2011, Exercise Price: $34.00	200	800
Expiration: April, 2011, Exercise Price: $33.00	200	8,000
Annaly Capital Management, Inc.
Expiration: April, 2011, Exercise Price: $19.00	200	400
Applied Materials, Inc.
Expiration: April, 2011, Exercise Price: $14.00	300	76,200
Expiration: April, 2011, Exercise Price: $17.00	200	8,000
Bank of America Corp.
Expiration: April, 2011, Exercise Price: $16.00	300	3,600
Bank of New York Mellon Corp.
Expiration: March, 2011, Exercise Price: $33.00	200	1,000
Community Health Systems, Inc.
Expiration: June, 2011, Exercise Price: $37.00	200	115,000
Expiration: June, 2011, Exercise Price: $45.00	300	41,250
ConocoPhillips
Expiration: May, 2011, Exercise Price: $85.00	200	20,600
Expiration: August, 2011, Exercise Price: $85.00	200	38,000
The Gap, Inc.
Expiration: March, 2011, Exercise Price: $20.00	400	104,400
Expiration: March, 2011, Exercise Price: $22.00	200	18,200
Expiration: June, 2011, Exercise Price: $23.00	57	7,011
General Electric Co.
Expiration: March, 2011, Exercise Price: $19.00	500	101,000
Expiration: March, 2011, Exercise Price: $21.00	490	20,090
Expiration: May, 2011, Exercise Price: $22.00	400	22,800
Genworth Financial, Inc.
Expiration: March, 2011, Exercise Price: $14.00	100	1,100
Hartford Financial Services Group, Inc.
Expiration: March, 2011, Exercise Price: $28.00	247	47,918

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2011

	Contracts	Value
Health Net, Inc.
Expiration: March, 2011, Exercise Price: $30.00	200	$10,500
Expiration: April, 2011, Exercise Price: $32.50	11	302
Ingersoll-Rand PLC
Expiration: March, 2011, Exercise Price: $45.00	200	21,000
Expiration: March, 2011, Exercise Price: $46.00	200	16,000
Expiration: March, 2011, Exercise Price: $48.00	500	10,000
JP Morgan Chase & Co.
Expiration: April, 2011, Exercise Price: $48.00	150	16,350
Expiration: April, 2011, Exercise Price: $49.00	100	7,500
Lowe’s Companies, Inc.
Expiration: April, 2011, Exercise Price: $27.00	200	12,600
Macy’s, Inc.
Expiration: March, 2011, Exercise Price: $25.00	200	6,400
Expiration: May, 2011, Exercise Price: $25.00	302	32,314
Expiration: May, 2011, Exercise Price: $26.00	414	31,050
Expiration: May, 2011, Exercise Price: $27.00	200	9,800
Expiration: May, 2011, Exercise Price: $28.00	358	11,993
Marathon Oil Corp.
Expiration: April, 2011, Exercise Price: $44.00	200	127,000
Expiration: April, 2011, Exercise Price: $45.00	200	110,000
Expiration: April, 2011, Exercise Price: $48.00	200	64,000
Expiration: July, 2011, Exercise Price: $45.00	200	121,600
Expiration: July, 2011, Exercise Price: $55.00	200	37,400
MetLife Inc.
Expiration: March, 2011, Exercise Price: $50.00	200	3,800
MetLife, Inc.
Expiration: March, 2011, Exercise Price: $49.00	200	6,800
Patterson-UTI Energy, Inc.
Expiration: March, 2011, Exercise Price: $25.00	200	46,000
Expiration: May, 2011, Exercise Price: $25.00	400	128,000
Expiration: May, 2011, Exercise Price: $27.00	300	58,500
Expiration: August, 2011, Exercise Price: $30.00	200	34,000

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2011

	Contracts	Value
RehabCare Group, Inc.
Expiration: March, 2011, Exercise Price: $25.00	246	$300,120
Teradyne, Inc.
Expiration: March, 2011, Exercise Price: $17.00	400	82,000
Expiration: March, 2011, Exercise Price: $18.00	145	14,500
Expiration: April, 2011, Exercise Price: $14.00	500	240,000
Expiration: April, 2011, Exercise Price: $19.00	600	63,000
Texas Instruments, Inc.
Expiration: March, 2011, Exercise Price: $36.00	200	10,000
Expiration: April, 2011, Exercise Price: $36.00	200	17,600
Wells Fargo & Co.
Expiration: April, 2011, Exercise Price: $34.00	200	12,000
XL Group PLC
Expiration: April, 2011, Exercise Price: $23.00	568	58,788
Expiration: April, 2011, Exercise Price: $24.00	68	4,080
Expiration: April, 2011, Exercise Price: $25.00	300	8,400

		2,462,766

PUT OPTIONS
Allstate Corp.
Expiration: March, 2011, Exercise Price: $30.00	39	819
Expiration: April, 2011, Exercise Price: $31.00	210	17,010
Bank of America Corp.
Expiration: March, 2011, Exercise Price: $13.00	321	2,247
Expiration: March, 2011, Exercise Price: $14.00	21	525
Expiration: April, 2011, Exercise Price: $14.00	300	15,600
Expiration: May, 2011, Exercise Price: $14.00	400	29,200
Bank of New York Mellon Corp.
Expiration: June, 2011, Exercise Price: $30.00	200	33,700
Chesapeake Energy Corp.
Expiration: March, 2011, Exercise Price: $27.00	200	600
Cisco Systems, Inc.
Expiration: March, 2011, Exercise Price: $21.00	800	197,600

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2011

	Contracts	Value
Community Health Systems, Inc.
Expiration: March, 2011, Exercise Price: $32.00	200	$1,500
Expiration: June, 2011, Exercise Price: $30.00	200	9,500
Expiration: June, 2011, Exercise Price: $33.00	570	48,450
Dean Foods Co.
Expiration: March, 2011, Exercise Price: $10.00	1,238	24,760
Expiration: June, 2011, Exercise Price: $9.00	912	41,040
Expiration: June, 2011, Exercise Price: $10.00	300	24,000
Genworth Financial, Inc.
Expiration: March, 2011, Exercise Price: $12.00	200	1,900
Expiration: March, 2011, Exercise Price: $13.00	600	18,000
Expiration: March, 2011, Exercise Price: $14.00	200	18,000
Expiration: June, 2011, Exercise Price: $12.00	500	31,000
Hartford Financial Services Group, Inc.
Expiration: March, 2011, Exercise Price: $27.00	400	6,800
Expiration: June, 2011, Exercise Price: $29.00	200	40,600
JP Morgan Chase & Co.
Expiration: March, 2011, Exercise Price: $44.00	200	5,600
Macy’s, Inc.
Expiration: May, 2011, Exercise Price: $21.00	600	34,500
Expiration: May, 2011, Exercise Price: $22.00	300	27,300
Medtronic, Inc.
Expiration: May, 2011, Exercise Price: $36.00	76	4,484
MetLife, Inc.
Expiration: June, 2011, Exercise Price: $46.00	200	47,700
Noble Corp.
Expiration: March, 2011, Exercise Price: $36.00	200	1,400
Nokia OYJ
Expiration: April, 2011, Exercise Price: $9.00	300	20,100
Expiration: April, 2011, Exercise Price: $10.00	779	113,734
Patterson-UTI Energy, Inc.
Expiration: August, 2011, Exercise Price: $20.00	200	11,000
Pfizer, Inc.
Expiration: April, 2011, Exercise Price: $19.00	400	18,000

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2011

	Contracts	Value
RehabCare Group, Inc.
Expiration: June, 2011, Exercise Price: $22.50	60	$150
RF Micro Devices, Inc.
Expiration: March, 2011, Exercise Price: $7.00	14	210
Safeway, Inc.
Expiration: March, 2011, Exercise Price: $20.00	200	1,000
Expiration: March, 2011, Exercise Price: $21.00	200	3,400
Expiration: June, 2011, Exercise Price: $20.00	341	22,165
Expiration: June, 2011, Exercise Price: $22.00	439	62,557
Synovus Financial Corp.
Expiration: May, 2011, Exercise Price: $2.50	684	13,680
Talbots, Inc.
Expiration: May, 2011, Exercise Price: $5.00	300	8,400
Tessera Technologies, Inc.
Expiration: June, 2011, Exercise Price: $17.00	269	31,608
True Religion Apparel, Inc.
Expiration: March, 2011, Exercise Price: $20.00	200	1,000
Expiration: April, 2011, Exercise Price: $18.00	10	100
Umpqua Holdings Corp.
Expiration: March, 2011, Exercise Price: $12.50	400	41,000
Wells Fargo & Co.
Expiration: March, 2011, Exercise Price: $32.00	200	14,200
Expiration: April, 2011, Exercise Price: $30.00	200	12,400
Expiration: April, 2011, Exercise Price: $31.00	200	17,400
Expiration: April, 2011, Exercise Price: $32.50	200	29,200

		1,105,139

Total Options Written (Premiums received $2,712,779)		$3,567,905

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities

February 28, 2011

	Snow Capital All Cap Value Fund(4)	Snow Capital Small Cap Value Fund(4)	Snow Capital Opportunity Fund

ASSETS
Investments, at value (cost of $1,310,951, $4,237,784 and $265,242,347 respectively)	$1,496,186	$4,603,062	$303,327,325
Dividends and interest receivable	2,266	1,926	452,159
Receivable from Advisor	17,667	16,433	—
Receivable for investments sold	—	63,130	1,083,080
Receivable for Fund shares sold	19,737	86,500	1,309,772
Other assets	36,509	37,593	15,911

TOTAL ASSETS	1,572,365	4,808,644	306,188,247

LIABILITIES
Written options, at value (premiums received $2,712,779)	—	—	3,567,905
Payable for investments purchased	—	128,420	1,016,520
Payable for Fund shares redeemed	—	—	681,575
Payable to affiliates	22,090	24,091	133,368
Payable to Adviser	—	—	226,742
Payable for distribution fees	117	645	265,919
Payable for shareholder servicing fees	22	36	88,077
Accrued expenses and other liabilities	25,533	25,703	114,950

TOTAL LIABILITIES	47,762	178,895	6,095,056

NET ASSETS	$1,524,603	$4,629,749	$300,093,191

Net assets consist of:
Paid-in capital	$1,314,732	$4,179,314	$313,891,671
Accumulated net realized gain (loss)	24,636	85,158	(51,028,332)
Net unrealized appreciation (depreciation) on:
Investments	185,235	365,277	37,431,736
Option contracts	—	—	(201,884)

NET ASSETS	$1,524,603	$4,629,749	$300,093,191

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Continued)

February 28, 2011

	Snow Capital All Cap Value Fund(4)	Snow Capital Small Cap Value Fund(4)	Snow Capital Opportunity Fund

CLASS A SHARES
Net assets	$150,713	$2,726,137	$124,183,095
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	6,353	111,284	5,756,635
Net asset value and redemption price per share(1)	$23.72	$24.50	$21.57
Maximum offering price per share (Net Asset Value per share divided by 0.9475)(2)	$25.03	$25.86	$22.77

CLASS C SHARES
Net assets	$68,696	$263,441	$60,854,720
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,902	10,772	2,887,135
Net asset value, redemption price and offering price per share(1)(3)	$23.67	$24.46	$21.08

INSTITUTIONAL CLASS SHARES
Net assets	$1,305,194	$1,640,171	$115,055,376
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	54,997	66,919	5,311,770
Net asset value, redemption price and offering price per share(1)	$23.73	$24.51	$21.66

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.
(4)	The Snow Capital All Cap Value and Small Cap Value Funds commenced operations on November 30, 2010.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations

For the Year Ended February 28, 2011

	Snow Capital All Cap Value Fund(1)	Snow Capital Small Cap Value Fund(1)	Snow Capital Opportunity Fund

INVESTMENT INCOME
Dividend income	$4,094	$3,877	$3,530,011 (2)
Interest income	7	10	19,479

TOTAL INVESTMENT INCOME	4,101	3,887	3,549,490

EXPENSES
Administration fees	28,116	28,122	280,011
Audit and tax fees	19,813	19,748	32,032
Transfer agent fees and expenses	19,142	19,328	236,353
Federal and state registration fees	8,269	8,284	52,289
Reports to shareholders	5,676	5,676	52,920
Trustees’ fees and related expenses	3,146	3,176	4,724
Investment advisory fees	2,697	7,282	2,630,327
Custody fees	1,984	3,899	38,171
Chief compliance officer fees and expenses	1,892	1,892	5,424
Legal fees	1,202	1,227	18,424
Fund accounting fees	860	946	72,453
Distribution fees - Class C	75	110	421,386
Distribution fees - Class A	50	596	253,899
Shareholder servicing fees - Class C	25	36	140,462
Other expenses	2,838	2,838	22,547

NET EXPENSES	95,785	103,160	4,261,422

Less waivers and reimbursement by Advisor (Note 4)	(66,170)	(67,035)	—
Less waivers by service provider (Note 6)	(25,182)	(25,188)	—

NET EXPENSES	4,433	10,937	4,261,422

NET INVESTMENT LOSS	(332)	(7,050)	(711,932)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	$24,968	$92,208	$3,089,339
Option contracts expired or closed	—	—	3,781,060
Net change in unrealized appreciation (depreciation) on:
Investments	185,235	365,277	39,797,800
Option contracts	—	—	(1,137,063)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	210,203	457,485	45,531,136

NET INCREASE IN NET ASSETS FROM OPERATIONS	$209,871	$450,435	$44,819,204

(1)	The Snow Capital All Cap Value and Small Cap Value Funds commenced operations on November 30, 2010.
(2)	Net of $27,555 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund

Statement of Changes in Net Assets

For the Period Ended February 28, 2011(1)

FROM OPERATIONS
Net investment loss	$(332)
Net realized gain on:
Investments	24,968
Net change in unrealized appreciation on:
Investments	185,235

Net increase in net assets from operations	209,871

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	140,746
Proceeds from shares sold - Class C	63,063
Proceeds from shares sold - Institutional Class	1,112,119
Payments for shares redeemed - Class A	(1,196)

Net increase in net assets from capital share transactions	1,314,732

TOTAL INCREASE IN NET ASSETS	1,524,603
NET ASSETS:
Beginning of Period	$—

End of Period	$1,524,603

ACCUMULATED NET INVESTMENT LOSS	$—

(1)	Fund commenced operations on November 30, 2010.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Statement of Changes in Net Assets

For the Period Ended February 28, 2011(1)

FROM OPERATIONS
Net investment loss	$(7,050)
Net realized gain on:
Investments	92,208
Net change in unrealized appreciation on:
Investments	365,277

Net increase in net assets from operations	450,435

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	2,553,364
Proceeds from shares sold - Class C	253,991
Proceeds from shares sold - Institutional Class	1,372,313
Payments for shares redeemed - Institutional Class	(354)

Net increase in net assets from capital share transactions	4,179,314

TOTAL INCREASE IN NET ASSETS	4,629,749
NET ASSETS:
Beginning of Period	$—

End of Period	$4,629,749

ACCUMULATED NET INVESTMENT LOSS	$—

(1)	Fund commenced operations on November 30, 2010.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2011	Year Ended February 28, 2010

FROM OPERATIONS
Net investment income (loss)	$(711,932)	$459,334
Net realized gain (loss) on:
Investments	3,089,339	(19,217,632)
Option contracts expired or closed	3,781,060	3,728,249
Net change in unrealized appreciation (depreciation) on:
Investments	39,797,800	110,427,410
Option contracts	(1,137,063)	769,031

Net increase in net assets from operations	44,819,204	96,166,392

FROM DISTRIBUTIONS
Net investment income - Class A	(207,609)	(944,745)
Net investment income - Class C	(34,014)	(391,078)
Net investment income - Institutional Class	(217,711)	(1,384,547)
Net realized gain on investments - Class A	—	—
Net realized gain on investments - Class C	—	—
Net realized gain on investments - Institutional Class	—	—

Net decrease in net assets resulting from distributions paid	(459,334)	(2,720,370)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	54,489,306	26,660,547
Proceeds from shares sold - Class C	14,242,715	13,581,991
Proceeds from shares sold - Institutional Class	35,549,721	37,114,463
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	115,874	575,825
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	26,794	342,496
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	163,957	1,190,819
Payments for shares redeemed - Class A (1)	(19,006,148)	(10,464,001)
Payments for shares redeemed - Class C (2)	(15,592,211)	(9,804,546)
Payments for shares redeemed - Institutional Class (3)	(33,327,969)	(22,335,408)

Net increase in net assets from capital share transactions	36,662,039	36,862,186

TOTAL INCREASE IN NET ASSETS	81,021,909	130,308,208
NET ASSETS:
Beginning of Period	$219,071,282	88,763,074

End of Period	$300,093,191	$219,071,282

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$—	$459,334

(1)	Net of redemption fees of $826 and $54 for the periods ended February 28, 2011 and February 28, 2010, respectively.
(2)	Net of redemption fees of $244 and $19 for the periods ended February 28, 2011 and February 28, 2010, respectively.
(3)	Net of redemption fees of $1,749 and $589 for the periods ended February 28, 2011 and February 28, 2010, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$20.00

Income from investment operations:
Net investment loss	(0.00	)(2)(3)(4)
Net realized and unrealized gain on investments	3.72

Total from investment operations	3.72

Paid-in capital from redemption fees (Note 2)	—

Net Asset Value, End of Period	$23.72

Total return(5)(6)	18.60%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$151
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	30.52%
After waivers, reimbursements and recoupments of expenses(7)	1.60%
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	(29.00)%
After waivers, reimbursements and recoupments of expenses(7)	(0.08)%
Portfolio turnover rate(6)	16.41%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$20.00

Income from investment operations:
Net investment loss	(0.05	)(2)(3)
Net realized and unrealized gain on investments	3.72

Total from investment operations	3.67

Paid-in capital from redemption fees (Note 2)	—

Net Asset Value, End of Period	$23.67

Total return(4)(5)	18.35%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$69
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	32.97%
After waivers, reimbursements and recoupments of expenses(6)	2.35%
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	(31.58)%
After waivers, reimbursements and recoupments of expenses(6)	(0.96)%
Portfolio turnover rate(5)	16.41%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$20.00

Income from investment operations:
Net investment loss	(0.00	)(2)(3)(4)
Net realized and unrealized gain on investments	3.73

Total from investment operations	3.73

Paid-in capital from redemption fees (Note 2)	—

Net Asset Value, End of Period	$23.73

Total return(5)(6)	18.65%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,305
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	30.07%
After waivers, reimbursements and recoupments of expenses(6)	1.35%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	(28.80)%
After waivers, reimbursements and recoupments of expenses(6)	(0.08)%
Portfolio turnover rate(5)	16.41%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$20.00

Income from investment operations:
Net investment loss	(0.08	)(2)(3)
Net realized and unrealized gain on investments	4.58

Total from investment operations	4.50

Paid-in capital from redemption fees (Note 2)	—

Net Asset Value, End of Period	$24.50

Total return(4)(5)	22.50%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$2,726
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	16.14%
After waivers, reimbursements and recoupments of expenses(6)	2.00%
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	(15.54)%
After waivers, reimbursements and recoupments of expenses(6)	(1.40)%
Portfolio turnover rate(5)	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$20.00

Income from investment operations:
Net investment loss	(0.12	)(2)(3)
Net realized and unrealized gain on investments	4.58

Total from investment operations	4.46

Paid-in capital from redemption fees (Note 2)	—

Net Asset Value, End of Period	$24.46

Total return(4)(5)	22.30%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$264
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	19.09%
After waivers, reimbursements and recoupments of expenses(6)	2.75%
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	(18.47)%
After waivers, reimbursements and recoupments of expenses(6)	(2.13)%
Portfolio turnover rate(5)	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$20.00

Income from investment operations:
Net investment loss	(0.06	)(2)(3)
Net realized and unrealized gain on investments	4.57

Total from investment operations	4.51

Paid-in capital from redemption fees (Note 2)	—

Net Asset Value, End of Period	$24.51

Total return(5)(6)	22.55%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,640
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	18.78%
After waivers, reimbursements and recoupments of expenses(6)	1.75%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	(18.06)%
After waivers, reimbursements and recoupments of expenses(6)	(1.04)%
Portfolio turnover rate(5)	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2011		Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$18.12		$8.70	$19.32	$21.74	$20.00

Income from investment operations:
Net investment income (loss)	(0.04	)(2)	0.05 (2)	0.24 (2)	0.43 (2)	0.04 (3)
Net realized and unrealized gain (loss) on investments	3.53		9.63	(10.39)	(2.18)	1.71

Total from investment operations	3.49		9.68	(10.15)	(1.75)	1.75

Less distributions paid:
From net investment income	(0.04)		(0.26)	—	(0.32)	(0.01)
From net realized gain on investments	—		—	(0.47)	(0.35)	—

Total distributions paid	(0.04)		(0.26)	(0.47)	(0.67)	(0.01)

Paid-in capital from redemption fees (Note 2)	—	(4)	— (4)	— (4)	— (4)	— (4)

Net Asset Value, End of Period	$21.57		$18.12	$8.70	$19.32	$21.74

Total return(5)(6)	19.25%		111.50%	(53.05)%	(8.24)%	8.73%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$124,183		$71,389	$26,463	$70,835	$50,624
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	1.56%		1.60%	1.58%	1.58%	1.79%
After waivers, reimbursements and recoupments of expenses(7)	1.56%		1.60%	1.58%	1.59%	1.75%
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	(0.21)%		0.32%	1.53%	1.97%	0.30%
After waivers, reimbursements and recoupments of expenses(7)	(0.21)%		0.32%	1.53%	1.96%	0.34%
Portfolio turnover rate(6)	50.51%		61.04%	71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2011		Year Ended February 28, 2010		Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$17.81		$8.57		$19.20	$21.62	$20.00

Income from investment operations:
Net investment income (loss)	(0.18	)(2)	(0.05	)(2)	0.12 (2)	0.26 (2)	(0.04	)(3)
Net realized and unrealized gain (loss) on investments	3.46		9.44		(10.29)	(2.15)	1.66

Total from investment operations	3.28		9.39		(10.17)	(1.89)	1.62

Less distributions paid:
From net investment income	(0.01)		(0.15)		—	(0.19)	—
From net realized gain on investments	—		—		(0.47)	(0.35)	—

Total distributions paid	(0.01)		(0.15)		(0.47)	(0.54)	—

Paid-in capital from redemption fees (Note 2)	—	(4)	—	(4)	0.01	0.01	—	(4)

Net Asset Value, End of Period	$21.08		$17.81		$8.57	$19.20	$21.62

Total return(5)(6)	18.43%		109.55%		(53.38)%	(8.85)%	8.10%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$60,855		$52,980		$24,408	$74,767	$48,369
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	2.31%		2.35%		2.33%	2.33%	2.54%
After waivers, reimbursements and recoupments of expenses(7)	2.31%		2.35%		2.33%	2.33%	2.50%
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	(0.96)%		(0.35)%		0.75%	1.22%	(0.44)%
After waivers, reimbursements and recoupments of expenses(7)	(0.96)%		(0.35)%		0.75%	1.21%	(0.40)%
Portfolio turnover rate(6)	50.51%		61.04%		71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$18.15	$8.70	$19.34	$21.76	$20.00

Income from investment operations:
Net investment income	0.01 (2)	0.10 (2)	0.28 (2)	0.44 (2)	0.06 (3)
Net realized and unrealized gain (loss) on investments	3.54	9.64	(10.42)	(2.15)	1.73

Total from investment operations	3.55	9.74	(10.14)	(1.71)	1.79

Less distributions paid:
From net investment income	(0.04)	(0.29)	(0.03)	(0.37)	(0.03)
From net realized gain on investments	—	—	(0.47)	(0.35)	—

Total distributions paid	(0.04)	(0.29)	(0.50)	(0.72)	(0.03)

Paid-in capital from redemption fees (Note 2)	— (4)	— (4)	— (4)	0.01	— (4)

Net Asset Value, End of Period	$21.66	$18.15	$8.70	$19.34	$21.76

Total return(5)	19.58%	111.96%	(52.94)%	(8.04)%	8.94%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$115,055	$94,703	$37,891	$104,476	$39,481
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	1.31%	1.35%	1.33%	1.34%	1.54%
After waivers, reimbursements and recoupments of expenses(6)	1.31%	1.35%	1.33%	1.35%	1.50%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	0.04%	0.61%	1.78%	2.03%	0.56%
After waivers, reimbursements and recoupments of expenses(6)	0.04%	0.61%	1.78%	2.02%	0.60%
Portfolio turnover rate(5)	50.51%	61.04%	71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

February 28, 2011

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital All Cap Value Fund and Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital All Cap Value Fund and Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Funds’ securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities listed in the Nasdaq Stock Market, Inc. (“NASDAQ”) will be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not listed on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.

Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements require the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended February 28, 2011, no securities were transferred into or out of Level 1 or 2. The funds held no Level 3 securities throughout the year. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 28, 2011:

Snow Capital All Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$1,404,703	$—	$—	$1,404,703

Total Equity	1,404,703		—	1,404,703
Short-Term Investments	91,483	—	—	91,483

Total Investments in Securities	$1,496,186	$—	$—	$1,496,186

Snow Capital Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$4,344,332	$—	$—	$4,344,332
Real Estate Investment Trusts	128,295	—	—	128,295

Total Equity	4,472,627	—	—	4,472,627
Short-Term Investments	130,435	—	—	130,435

Total Investments in Securities	$4,603,062	$—	$—	$4,603,062

Snow Capital Opportunity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$257,354,109	$—	$—	$257,354,109
Exchange-Trade Funds	5,068,761	—	—	5,068,761
Real Estate Investment Trusts	3,586,000	—	—	3,586,000

Total Equity	266,008,870		—	266,008,870
Purchased Options	2,565,308	—	—	2,565,308

Short-Term Investments	34,753,147	—	—	34,753,147

Total Investments in Securities	$303,327,325	$—	$—	$303,327,325

Liabilities:
Written Options	$3,567,905	$—	$—	$3,567,905

The Snow Capital All Cap Value Fund and Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of February 28, 2011 was as follows:

Statement of Assets and Liabilities
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value
Purchased Options	Assets; Investments	$2,565,308
Written options	Liabilities; Written options	3,567,905

Total		$6,133,213

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2011 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Fair Value
Purchased Options	Net realized gain (loss) on options contracts expired or closed	$(54,034)
Written Options	Net realized gain (loss) on options contracts expired or closed	3,835,094

Total		$3,781,060

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Fair Value
Purchased Options	Net change in unrealized appreciation on option contracts	$179,230
Written Options	Net change in unrealized depreciation on option contracts	(1,316,293)

Total		$(1,137,063)

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the year ended February 28, 2011 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of year	4,372	$439,035
Options written	40,785	3,117,357
Options terminated in closing transactions	(1,450)	(140,616)
Options exercised	(9,471)	(663,992)
Options expired	(18,980)	(1,441,307)

Outstanding, end of period	15,256	$1,310,477

	Put Options
	Contracts	Premiums
Outstanding, beginning of year	10,051	$1,519,003
Options written	34,077	3,681,250
Options terminated in closing transactions	(623)	(111,486)
Options exercised	(10,324)	(1,035,461)
Options expired	(17,998)	(2,651,004)

Outstanding, end of period	15,183	$1,402,302

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. Redemption fees were charged by the Funds as follows:

	Year Ended February 28, 2011(1)	Year Ended February 28, 2010(1)
Opportunity Fund	$2,819	$662
All Cap Value Fund	—	N/A
Small Cap Value Fund	—	N/A

(1)	The All Cap Value Fund and Small Cap Value Fund commercial operations on November 30, 2010.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distributions and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2011	Year Ended February 28, 2010
All Cap Value Fund
Ordinary Income	—	N/A
Long-Term Capital Gain	—	N/A
Small Cap Value Fund
Ordinary Income	—	N/A
Long-Term Capital Gain	—	N/A
Opportunity Fund
Ordinary Income	$459,334	$2,720,370
Long-Term Capital Gain	—	—

As of February 28, 2011, the components of accumulated earnings on a tax basis were as follows:

	All Cap Value Fund	Small Cap Value Fund	Opportunity Fund
Cost basis of investments for Federal income tax purposes	$1,310,951	$4,237,784	$268,183,527

Gross tax unrealized appreciation	194,187	415,710	59,021,371
Gross tax unrealized depreciation	(8,952)	(50,433)	(24,732,699)

Net tax unrealized appreciation	185,235	365,277	34,288,672

Undistributed ordinary income	24,636	84,805	—
Undistributed long-term capital gain	—	353	—

Total distributable earnings	24,636	85,158	—

Other accumulated losses	—	—	(48,087,152)

Total accumulated earnings (losses)	$209,871	$450,435	$(13,798,480)

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
All Cap Value Fund	$332	$(332)	$—
Small Cap Value Fund	$7,050	$(7,050)	$—
Opportunity Fund	$711,932	$—	$(711,932)

At February 28, 2011, the Opportunity Fund had accumulated net realized capital loss carryovers of $14,485,968 and $33,601,184 which will expire on February 28, 2017 and February 28, 2018, respectively. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. The Opportunity Fund utilized $7,004,357 of capital loss carryovers during the fiscal year.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 28, 2011. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2011. At February 28, 2011, the following years remain open to examination in the Funds’ major tax jurisdictions; fiscal years 2008 through 2011 for the Opportunity Fund and 2011 for All Cap Fund and Small Cap Fund.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% for the Opportunity Fund, 0.85% for the All Cap Value Fund and 1.25% for the Small Cap Value Fund of the Funds’ average daily net assets.

The Adviser has agreed to waive its management fees and/or reimburse the Funds’ other expenses at least through August 31, 2011 to the extent necessary to ensure that the Funds’ total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions, expenses incurred in connections with any merger or reorganization and extraordinary items) do not exceed the Expense Limitation Caps as follows:

	Class A	Class C	Institutional Class
All Cap Value Fund	1.60%	2.35%	1.35%
Small Cap Value Fund	2.00%	2.75%	1.75%
Opportunity Fund	1.75%	2.50%	1.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Funds’ Expense Limitation Cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

	All Cap Value Fund	Small Cap Value Fund	Opportunity Fund
February 28, 2014	66,170	67,035	N/A

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Funds’ average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Funds’ average daily net assets of Class C shares for shareholder servicing. During the year ended February 28, 2011, the Funds accrued expenses pursuant to the 12b-1 Plan and shareholder servicing as follows:

	12b-1 Plan	Shareholder Servicing Plan
All Cap Value Fund*
Class A	$50	N/A
Class C	75	$25
Small Cap Value Fund*
Class A	596	N/A
Class C	110	36
Opportunity Fund
Class A	253,899	N/A
Class C	421,386	140,462

*	Funds commenced operations on November 30, 2010.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds. This same Trustee is an interested person of the Distributor. The Chief Compliance Officer is also an employee of USBFS, for the year ended February 28, 2011, the Funds were allocated $5,424, $1,892, and $1,892 of the Trust’s Chief Compliance Officer fee for the Opportunity Fund, All Cap Value Fund and Small Cap Value Fund, respectively.

U.S. Bancorp Fund Services, LLC waived administration fees for the All Cap Value Fund and Small Cap Value Fund for the period December 1, 2010 through February 28, 2011.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital All Cap Value Fund – Class A Shares	Period Ended February 28, 2011
Shares sold	6,407
Shares issued to holders in reinvestment of distributions	—
Shares redeemed	(54)

Net increase	6,353

Snow Capital All Cap Value Fund – Class C Shares	Period Ended February 28, 2011
Shares sold	2,902
Shares issued to holders in reinvestment of distributions	—
Shares redeemed	—

Net increase	2,902

Snow Capital All Cap Value Fund – Institutional Class Shares	Period Ended February 28, 2011
Shares sold	54,997
Shares issued to holders in reinvestment of distributions	—
Shares redeemed	—

Net increase	54,997

Snow Capital Small Cap Value Fund – Class A Shares	Period Ended February 28, 2011
Shares sold	111,284
Shares issued to holders in reinvestment of distributions	—
Shares redeemed	—

Net increase	111,284

Snow Capital Small Cap Value Fund – Class C Shares	Period Ended February 28, 2011
Shares sold	10,772
Shares issued to holders in reinvestment of distributions	—
Shares redeemed	—

Net increase	10,772

Snow Capital Small Cap Value Fund – Institutional Class Shares	Period Ended February 28, 2011
Shares sold	66,934
Shares issued to holders in reinvestment of distributions	—
Shares redeemed	(15)

Net increase	66,919

Snow Capital Opportunity Fund – Class A Shares	Year Ended February 28, 2011	Year Ended February 28, 2010
Shares sold	2,832,586	1,558,124
Shares issued to holders in reinvestment of distributions	5,756	31,919
Shares redeemed	(1,022,281)	(692,838)

Net increase	1,816,061	897,205

Snow Capital Opportunity Fund – Class C Shares	Year Ended February 28, 2011	Year Ended February 28, 2010
Shares sold	755,412	792,824
Shares issued to holders in reinvestment of distributions	1,361	19,285
Shares redeemed	(844,124)	(684,612)

Net increase(decrease)	(87,351)	127,497

Snow Capital Opportunity Fund – Institutional Class Shares	Year Ended February 28, 2011	Year Ended February 28, 2010
Shares sold	1,871,941	2,337,426
Shares issued to holders in reinvestment of distributions	8,117	65,900
Shares redeemed	(1,786,006)	(1,539,647)

Net increase	94,052	863,679

8	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended February 28, 2011 are summarized below.

	Opportunity Fund	All Cap Value Fund	Small Cap Value Fund
Purchases:
U.S. Government	$—	$—	$—
Other	152,638,059	1,354,836	4,329,458
Sales:
U.S. Government	$—	$—	$—
Other	120,148,873	160,326	313,127

9	New Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to the RIC Modernization Act for qualification testing are effective for the February 28, 2011 taxable year. The effective date for changes in the treatment of capital losses is the February 28, 2012 taxable year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Snow Capital Family of Funds and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and the schedule of options written, of Snow Capital Family of Funds, comprising the Snow Capital All Cap Value Fund, Snow Capital Small Cap Value Fund, and Snow Capital Opportunity Fund (collectively the “Funds”), each a part of the diversified series constituting Trust for Professional Managers as of February 28, 2011, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 28, 2011, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

April 29, 2011

Snow Capital Family of Funds

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 10, 2010 to consider the initial approval of the Investment Advisory Agreement (the “Agreement”) between the Snow Capital All Cap Value Fund and the Snow Capital Small Cap Value Fund (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust, and Snow Capital Management L.P., the Funds’ investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreement, detailed comparative information relating to each Fund’s advisory fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, information with respect to insurance arrangements and regulatory examinations, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program) and other pertinent information.

Mr. Nathan Snyder, Portfolio Manager and Principal of the Adviser, attended the meeting of the Trustees held on August 10, 2010 via telephone. Mr. Snyder and Mr. Carl Vuono, Chief Operating Officer of the Adviser, also attended the meeting of the Trustees held on April 20, 2010. At the August 10, 2010 and April 20, 2010 meetings, Mr. Snyder and Mr. Vuono provided information concerning the Adviser’s investment process for each Fund, as well as the background and experience of Mr. Richard Snow, Mr. Snyder, Mr. Joshua Schachter and Ms. Anne Wickland, who would serve as the Funds’ portfolio managers, and the Adviser’s operations and staff and provided information concerning the Adviser’s marketing efforts and the personnel who would lead those efforts.

In considering approval of the Agreement, the Trustees also reviewed the Trust’s post- effective amendment to its Form N-1A registration statement, including the prospectus and statement of additional information included therein, relating to the initial registration of the Funds. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Agreement for an initial term of two years following the Funds’ commencement of operations pursuant to an effective registration statement.

DISCUSSION OF FACTORS CONSIDERED

In considering the approval of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS.

The Trustees considered the nature, extent and quality of services to be provided by the Adviser to the Funds and the time to be devoted by the Adviser’s staff to the Funds’ operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser that would be involved in the day-to-day activities of the Funds. The Trustees also discussed the Adviser’s marketing capabilities and commitment to Fund growth. The Trustees reviewed the structure of the Adviser’s compliance policies and procedures. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Funds’ chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program provided in connection with the Adviser’s management of the Snow Capital Opportunity Fund, an existing series of the Trust, throughout the past year. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance policies and procedures, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISER.

In assessing the portfolio management services to be provided by the Adviser, the Trustees noted Mr. Snyder’s and Mr. Vuono’s presentations to them at the April 20, 2010 and August 10, 2010 meetings, during which Mr. Snyder and Mr. Vuono reviewed the Adviser’s performance track record for the Adviser’s all cap value and small cap value strategies that would be applied to the respective Funds, including the composite returns for each strategy as set forth in the Funds’ prospectus. The Trustees also reviewed the qualifications of the investment personnel of the Adviser, including Mr. Snow, Mr. Snyder, Mr. Schachter and Ms. Wickland, as presented at the August 10, 2010 meeting and set forth in the Adviser’s Form ADV and the Funds’ prospectus and statement of additional information. After considering all of the information, the Trustees concluded that the Funds and their shareholders were likely to benefit from the Adviser’s management.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to each Fund. The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, components and peer group selections. The Trustees considered the cost structure of each Fund relative to a peer group of funds, as constructed by data provided by Lipper, Inc., and the Adviser’s separately-managed accounts, as well as the proposed expense limitation caps to be imposed by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had agreed to subsidize each Fund’s operations for at least a three-year period following the Funds’ inception dates. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the expected use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the August 10, 2010 meeting at which the Agreement was formally considered.

For the Snow Capital All Cap Value Fund, the Trustees noted that the management fee of 0.850% fell into the fourth quartile compared to the Fund’s peer group of multi-cap value funds, above the peer group average fee of 0.714%. The Trustees noted that the Adviser had agreed to waive its management fee and/or reimburse fund expenses for at least a three-year period, so that the All Cap Value Fund’s total annual fund operating expenses do not exceed 1.350%, 1.600% and 2.350% of the Fund’s average annual assets attributable to Institutional Class shares, Class A shares, and Class C respectively, compared to the peer group average of 1.459%.

For the Snow Capital Small Cap Value Fund, the Trustees noted that the management fee of 1.250% fell into the fourth quartile compared to the Fund’s peer group of small-cap value funds, above the peer group average fee of 0.865%. The Trustees noted that Snow Capital had agreed to waive its management fee and/or reimburse fund expenses for at least a three-year period, so that the Small Cap Value Fund’s total annual fund operating expenses do not exceed 1.750%, 2.000% and 2.750% of the Fund’s average annual assets attributable to Institutional Class shares, Class A shares, and Class C respectively, compared to the peer group average of 1.708%.

The Trustees also compared the fees to be paid by each Fund to the fees paid by other separately-managed accounts of the Adviser that were similar to the Funds in terms of their underlying investment philosophy and noted that each Fund’s expenses appeared to be within a reasonable range of these other separately-managed accounts.

The Trustees concluded that each Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the comparative performance and expense and advisory fee information. The Trustees further concluded that the Adviser’s profit from sponsoring each Fund would not be excessive and would enable the Adviser to maintain adequate profit levels to support its provision of advisory services to the Funds.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW.

The Trustees reviewed the structure of the Adviser’s advisory fees and discussed potential economies of scale (and if such economies are realized, how they would be shared with shareholders). The Trustees concluded that the potential economies of scale that the Funds might realize would be achievable under the structure of the Adviser’s advisory fees and the Funds’ expenses. The Trustees reviewed all proposed expense waivers and reimbursements by the Adviser with respect to the Funds. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Funds were acceptable.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS.

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds, including the Adviser’s summary of “fall-out” benefits. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services, appear to be reasonable and, in many cases, may benefit the Funds through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the approval of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement with the Funds as being in the best interests of the Funds and their shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended 2/28/2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

All Cap Value Fund	0.00%
Small Cap Value Fund	0.00%
Opportunity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended 2/28/11 was as follows:

All Cap Value Fund	0.00%
Small Cap Value Fund	0.00%
Opportunity Fund	100.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	27	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	27	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 67	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	27

Independent Trustee, Gottex Multi-Asset Endowment Fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives Fund complex (three closed-end investment companies).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Chairperson, President, and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	27	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 11, 2008 (Vice President); Since September 10, 2008 (Treasurer)	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 63	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 31	Secretary	Indefinite Term; Since November 15, 2005	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 37	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2002–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser, the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at
1-877-SNOWFND (877-766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2011[1]	FYE 2/28/2010[2]
Audit Fees	57,200	23,800
Audit-Related Fees	0	0
Tax Fees	10,595	3,585
All Other Fees	0	0

1	Cost related to the Snow Capital Opportunity, Snow Cap All Cap Value, and Snow Cap Small Cap Value Funds.
2	Cost related to the Snow Capital Opportunity Fund.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2011	FYE 2/28/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2011	FYE 2/28/2010
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)	Trust for Professional Managers

By	(Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President

Date	05/02/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President

Date	05/02/2011

By	(Signature and Title)	/s/ John Buckel
John Buckel, Treasurer

Date	05/02/2011